Exhibit 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 10
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 10 (SA-10), entered into as of March _26__, 2019 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend that certain Table 1R4 to change the Nominal Delivery Month to the Scheduled Delivery Month (and [****]) for Aircraft delivering in 2021; and

WHEREAS, Customer and Boeing desire to revise letter agreement AAL-PA-3735-1106659R1, entitled “[****]”, to extend the [****].

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 03735	SA-10, Page 1
BOEING PROPRIETARY
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1.	Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-9 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-10 in the footer to reflect changes made to the Purchase Agreement by this SA-10. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.	Tables.

2.1    Table 1R4. Table 1R4, entitled “737-8 Aircraft Delivery, Description, Price, and Advance Payments,” referencing SA-9 in the footer is deleted in its entirety and replaced with Table 1R5, entitled “737-8 Aircraft Delivery, Description, Price, and Advance Payments,” (attached hereto) referencing SA-10 in the footer. Such Table 1R5 is hereby incorporated into the Purchase Agreement in replacement of Table 1R4.

3.	Letter Agreement.
3.1    Letter Agreement No. AAL-PA-3735-1106659R1, entitled “[****]”, is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-3735-1106659R2 (attached hereto) referencing SA-10 in the footer (Revised [****] Agreement). The Revised [****] Agreement is hereby incorporated into the Purchase Agreement.

4.	Miscellaneous.
4.1    The Purchase Agreement is amended as set forth above by the revised Table of Contents, Table 1R5, and the Revised [****] Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
4.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2” or “Table 1(R4) and Table 1-2” are deemed to refer to “Table 1R5 and Table 1-2”. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R5”, including without limitation, and for the avoidance of doubt, the following references to Table 1R4 which are deemed to refer to only Table 1R5 (and not Table 1R5 and Table 1-2):

PA 03735	SA-10, Page 2
BOEING PROPRIETARY
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4.2.1     References to Table 1R4 in Letter Agreement AAL-PA-LA-1106650R3 entitled “[****]”; and
4.2.2    References to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 is made) remain references to “Table 1-2”
4.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-3735-1106659R1	Letter Agreement No. AAL-PA-3735-1106659R2
4.4    The parties agree and recognize that the Scheduled Delivery Month for [****] Aircraft being delivered in 2021 is the [****]. In accordance with Section 2.3 of the Basic Articles of the Purchase Agreement, the Scheduled Delivery Month is to be used for purposes of applying all provisions of the Purchase Agreement. Accordingly, the Advance Payment Base Price for such Aircraft has [****]. The parties have agreed that such [****].

PA 03735	SA-10, Page 3
BOEING PROPRIETARY
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AGREED AND ACCEPTED this

March 26, 2019
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	EVP & CFO
Title	Title

PA 03735	SA-10, Page 4
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R5. 1-2	Aircraft Information Table Revised Delivery Aircraft Information Table	10 9
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R3	[****]	9
LA-1106651R1	[****]	9
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R2	[****]	10

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-10
BOEING PROPRIETARY
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TABLE OF CONTENTS, continued

LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[****]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]	5
LA-1603773	[****]	5
LA-1605402	[****]	6
LA-1700919	[****]	7
LA-1801206	[****]	9

* ‑ This is an intended gap as there are no Letter Agreements LA-1106674 through LA‑1106676 incorporated by the Purchase Agreement.

PA-03735	TABLE OF CONTENTS, Page 2 of 2	SA-10
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Table 1R5 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8		[****]		Detail Specification:			[****]
Engine Model/Thrust: CFMLEAP-1B25		[****]		Airframe Price Base Year/Escalation Formula:			[****]		[****]
]Airframe Price:		$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****]	[****]	Total [****]
[****]-2017	1	[****]	44459	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44463	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44465	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44446	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44447	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44451	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44448	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44449	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44455	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44450	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44452	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44453	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44454	N/A	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 108567-1F.txt	SA-10 Page 1
Boeing Proprietary
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1R5 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****]	[****]	Total [****]
[****]-2018	1	[****]	44456	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44457	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44458	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44460	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44461	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44462	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44464	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44466	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44467	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44468	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44469	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44471	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44470	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44472	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44473	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44474	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44476	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44475	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44477	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44479	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44478	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44481	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44480	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44482	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44483	N/A	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 108567-1F.txt	SA-10 Page 2
Boeing Proprietary
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Table 1R5 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****]	[****]	Total [****]
[****]-2019	1	[****]	44484	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44485	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
Total    60

AAL-PA-03735 108567-1F.txt	SA-10 Page 3
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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

AAL-PA-03735-LA-1106659R2

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
1.Definitions.
1.1    [****]
1.2    Covered Aircraft shall mean those Aircraft identified on Table 1R5 and Table 1-2 to the Purchase Agreement (as may be amended from time to time), any Substitute Aircraft pursuant to terms of Letter Agreement AAL-PA-03735-LA-1106652 entitled “Aircraft Model Substitution” and any [****] in which Customer exercises its rights pursuant to Letter Agreement AAL-PA-03735-LA-1106651R1 entitled “[****]”.
1.3    Performance Period shall mean [****]. The Performance Period [****].
1.4    Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

AAL-PA-03735-LA-1106659R2	SA-10
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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

1.5    Qualifying Third Party Fees shall mean [****] during the Performance Period to [****] for Promotional Support [****] the Performance Period.
2.Commitment.
[****]
3.Methods of Performance.
3.1    [****]
3.2    [****]
3.3    [****]
4.Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

AAL-PA-03735-LA-1106659R2	SA-10
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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
6.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 26, 2019

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	EVP & CFO

AAL-PA-03735-LA-1106659R2	SA-10
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